EXHIBIT 99.1

                            CERTIFICATION PURSUANT TO
                             18 U.S.C. SECTION 1350
                             AS ADOPTED PURSUANT TO
                  SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002




Pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, in connection with the filing of the Annual Report on Form 10-KSB for the Year Ended December 31, 2002 (the "Report") by Xtrana, Inc. ("Registrant"), the undersigned hereby certifies that:

         1. To the best of my knowledge, the Report fully complies with the requirements of section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

         2.       To the best of my knowledge,  the information contained in the
                  Report  fairly  presents,   in  all  material  respects,   the
                  financial condition and results of operations of Registrant.


Dated:  March 28, 2003              /s/ Timothy Dahltorp
                                    --------------------------------------------
                                    Timothy Dahltorp, Chief Executive Officer
                                    and Chief Financial Officer